Exhibit 99.1

               Jefferies Announces Third Quarter Results

                     Net revenues of $334 million

                      Net earnings of $39 million

                      Earnings per share of $0.26

                  Investment banking of $190 million

    NEW YORK--(BUSINESS WIRE)--Oct. 16, 2007--Jefferies Group, Inc. (NYSE: JEF) today announced financial results for the third quarter ended September 30, 2007.

    Highlights for the third quarter ended September 30, 2007:

    -- Net revenues were down 2% to $334.4 million, versus $340.6 million for the third quarter of 2006.

    -- Net earnings were down 16% to $38.8 million, compared to $45.9 million for the third quarter of 2006.

    -- Earnings per share (diluted) were down 19% to $0.26, compared to $0.32 for the third quarter of 2006.

    -- Investment banking revenues were up 31% to $189.8 million, compared to $144.8 million for the third quarter of 2006.

    "We are pleased that the challenging third quarter is behind us," commented Richard B. Handler, Chairman and Chief Executive Officer of Jefferies. "The fact that our net revenues and net earnings for the quarter were each merely $7 million below last year's comparable period results is a testament to the hard work of our 2,513 employee partners, our diversified business model, our conservative balance sheet and the loyalty of our client base."

    Brian P. Friedman, Executive Committee Chairman, added, "Our investment banking revenues totaled $190 million, which represents our second best quarterly total ever. We are pleased with these results given the difficult market environment which made the normally slow summer months even more challenging."

    Conference Call

    A conference call with management discussion of financial results for the third quarter ended September 30, 2007 will be held October 16th at 9:00 AM (Eastern) and can be accessed at 706-634-9290. A one-week replay of the call will also be available at 402-977-9140 (reservation code: 21352607). A live audio webcast and delayed replay can be accessed at www.jefferies.com. Questions for consideration by management can be submitted by 8:30 AM Eastern on October 16 through the "Contact Us" function at www.jefferies.com or by calling 203-708-5975.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served growing and mid-sized companies and their investors for 45 years. Headquartered in New York, with more than 25 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefferies.com). Jefferies International Limited is a UK-incorporated, wholly owned subsidiary of Jefferies Group, Inc.



                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                           Three Months Ended     Nine Months Ended
                          -------------------- -----------------------
                          Sept. 30, Sept. 30,  Sept. 30,   Sept. 30,
                             2007      2006        2007        2006
                          --------- ---------- ----------- -----------
Revenues:
  Commissions             $ 95,652  $ 67,953   $  255,778  $  208,589
  Principal transactions    47,325    98,984      320,804     353,088
  Investment banking       189,780   144,763      582,988     395,429
  Asset management fees
   and investment income
   from managed funds       (6,283)   16,783       29,586      80,132
  Interest                 334,056   132,424      845,957     385,035
  Other                      6,434     7,757       21,480      27,587
                          --------- ---------  ----------- -----------
     Total revenues        666,964   468,664    2,056,593   1,449,860
Interest expense           332,540   128,054      837,900     366,493
                          --------- ---------  ----------- -----------
Revenues, net of interest
 expense                   334,424   340,610    1,218,693   1,083,367
                          --------- ---------  ----------- -----------

Non-interest expenses:
  Compensation and
   benefits                183,503   184,421      662,771     593,830
  Floor brokerage and
   clearing fees            19,155    15,496       50,264      46,363
  Technology and
   communications           26,120    21,490       71,980      59,863
  Occupancy and equipment
   rental                   20,280    15,819       56,315      44,390
  Business development      13,791    12,653       38,980      36,057
  Other                     16,254    14,394       51,178      48,405
                          --------- ---------  ----------- -----------
Total non-interest
 expenses                  279,103   264,273      931,488     828,908
                          --------- ---------  ----------- -----------

Earnings before income
 taxes, minority interest
 and cumulative effect of
 change in accounting
 principle, net             55,321    76,337      287,205     254,459
Income taxes                21,608    29,734      107,312      99,523
                          --------- ---------  ----------- -----------
Earnings before minority
 interest and cumulative
 effect of change in
 accounting principle,
 net                        33,713    46,603      179,893     154,936
Minority interest in
 earnings of consolidated
 subsidiaries, net          (5,060)      663       11,026       6,575
                          --------- ---------  ----------- -----------
Earnings before
 cumulative effect of
 change in accounting
 principle, net             38,773    45,940      168,867     148,361
Cumulative effect of
 change in accounting
 principle, net                  -         -            -       1,606
                          --------- ---------  ----------- -----------
Net earnings              $ 38,773  $ 45,940   $  168,867  $  149,967
                          ========= =========  =========== ===========

Earnings per share:
Basic-
Earnings before
 cumulative effect of
 change in accounting
 principle, net           $   0.27  $   0.34   $     1.19  $     1.12
Cumulative effect of
 change in accounting
 principle, net                  -         -            -        0.01
                          --------- ---------  ----------- -----------
  Net Earnings            $   0.27  $   0.34   $     1.19  $     1.13
                          ========= =========  =========== ===========

Diluted-
Earnings before
 cumulative effect of
 change in accounting
 principle, net           $   0.26  $   0.32   $     1.12  $     1.03
Cumulative effect of
 change in accounting
 principle, net                  -         -            -        0.01
                          --------- ---------  ----------- -----------
  Net Earnings            $   0.26  $   0.32   $     1.12  $     1.04
                          ========= =========  =========== ===========

Weighted average shares:
  Basic                    142,822   135,140      141,905     133,048
  Diluted                  155,480   148,908      153,911     146,502

Effective Tax Rate            39.1%     39.0%        37.4%       39.1%




                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                             Quarters ended
                                  ------------------------------------

                                    9/30/2007   6/30/2007   3/31/2007
                                  ------------------------------------
Statement of Earnings
---------------------------------
Revenues, net of interest expense $   334,424  $  465,460  $  418,809
Non-interest expenses:
Compensation and benefits             183,503     251,602     227,666
Non-personnel expenses                 95,600      85,467      87,650
                                  ------------------------------------
Earnings before income taxes,
 minority interest and cumulative
 effect of change in accounting
 principle, net                        55,321     128,391     103,493
Income taxes                           21,608      45,046      40,658
                                  ------------------------------------
Earnings before minority interest
 and cumulative effect of change
 in accounting principle, net          33,713      83,345      62,835
Minority interest in earnings of
 consolidated subsidiaries, net        (5,060)     15,510         576
                                  ------------------------------------
Net earnings                      $    38,773  $   67,835  $   62,259
                                  ====================================

Diluted earnings per share        $      0.26  $     0.45  $     0.42
                                  ====================================

Financial Ratios
---------------------------------
Pretax operating margin                  16.5%       27.6%       24.7%
Compensation and benefits / net
 revenues                                54.9%       54.1%       54.4%
Effective tax rate                       39.1%       35.1%       39.3%

                                   12/31/2006   9/30/2006   6/30/2006
                                 -------------------------------------
Statement of Earnings
---------------------------------
Revenues, net of interest expense $   374,235  $  340,610  $  327,343
Non-interest expenses:
Compensation and benefits             197,425     184,421     176,675
Non-personnel expenses                 82,615      79,852      69,953
                                 ------------------------- -----------
Earnings before income taxes,
 minority interest and cumulative
 effect of change in accounting
 principle, net                        94,195      76,337      80,715
Income taxes                           38,018      29,734      31,357
                                 ------------------------- -----------
Earnings before minority interest
 and cumulative effect of change
 in accounting principle, net          56,177      46,603      49,358
Minority interest in earnings of
 consolidated subsidiaries, net           394         663       3,778
                                 -------------------------------------
Net earnings                      $    55,783  $   45,940  $   45,580
                                 =====================================

Diluted earnings per share        $      0.38  $     0.32  $     0.32
                                 =====================================

Financial Ratios
---------------------------------
Pretax operating margin                  25.2%       22.4%       24.7%
Compensation and benefits / net
 revenues                                52.8%       54.1%       54.0%
Effective tax rate                       40.4%       39.0%       38.8%



               JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Amounts in Thousands, Except Per Share Amounts)
                             (Unaudited)

                                              Quarters ended
                                     ---------------------------------

                                      9/30/2007  6/30/2007  3/31/2007
                                     ---------------------------------
Revenues by Source
------------------------------------
Equities                             $  140,296  $  144,563 $  173,057
Fixed Income & Commodities
  Fixed Income (excluding high
   yield) and Commodities                16,502      40,443     46,128
  High Yield                             (7,387)     34,123     10,337
                                     ---------------------------------
  Fixed Income & Commodities Total        9,115      74,566     56,465
                                     ---------------------------------

                                     ---------------------------------
  Total                                 149,411     219,129    229,522

Investment banking                      189,780     223,093    170,115

Asset management fees and investment
 income from managed funds:
Asset management fees                     5,369       7,294      9,451
Investment income from managed funds    (11,652)      6,090     13,034
                                     ---------------------------------
  Total                                  (6,283)     13,384     22,485
Interest                                334,056     310,739    201,162
                                     ---------------------------------
  Total revenues                     $  666,964  $  766,345 $  623,284
                                     =================================

Other Data
------------------------------------
Number of trading days                       63          63         61
Average employees                         2,472       2,319      2,265
Common shares outstanding               125,657     125,740    124,238
Weighted average shares:
Basic                                   142,822     142,092    140,897
Diluted                                 155,480     154,301    152,058

                                     12/31/2006  9/30/2006  6/30/2006
                                    ----------------------------------
Revenues by Source
------------------------------------
Equities                             $   151,974 $  112,635 $  101,173
Fixed Income & Commodities
  Fixed Income (excluding high
   yield) and Commodities                 32,964     50,871     28,227
  High Yield                               9,978     11,188     43,409
                                    ----------------------------------
  Fixed Income & Commodities Total        42,942     62,059     71,636
                                    ----------------------------------

                                    ----------------------------------
  Total                                  194,916    174,694    172,809

Investment banking                       145,167    144,763    122,932

Asset management fees and investment
 income from managed funds:
Asset management fees                     14,190      6,345      8,918
Investment income from managed funds      15,228     10,438     13,609
                                    ----------------------------------
  Total                                   29,418     16,783     22,527
Interest                                 143,847    132,424    138,851
                                    ----------------------------------
  Total revenues                     $   513,348 $  468,664 $  457,119
                                    ==================================

Other Data
------------------------------------
Number of trading days                        63         63         63
Average employees                          2,239      2,212      2,078
Common shares outstanding                119,547    118,876    118,540
Weighted average shares:
Basic                                    136,438    135,140    133,621
Diluted                                  150,599    148,908    147,605


As of September 30, 2007, stockholders' equity amounted to $1.8 billion, resulting in book value of $14.58 per share.



    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, CFO, 212-284-2338